UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 31, 2013

Date of Report (Date of earliest event reported)

WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35337	20-2783228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Eighth Avenue

New York, New York 10011

(Address of principal executive offices, including zip code)

(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the 2013 Annual Meeting of Stockholders of WebMD Health Corp. (the “2013 Annual Meeting”), held on October 31, 2013, stockholders of WebMD approved an amendment (the “Increase Amendment”) to WebMD’s Amended and Restated 2005 Long-Term Incentive Plan (the “2005 Plan”). The Increase Amendment increased the total number of shares of WebMD Common Stock issuable under the 2005 Plan by 1,500,000 shares.

To the extent required by Item 5.02 of Form 8-K, the description of the Increase Amendment in “Proposal 3” in the Proxy Statement with respect the 2013 Annual Meeting, filed by WebMD with the Securities and Exchange Commission on September 23, 2013, is incorporated by reference into this Item 5.02 pursuant to General Instruction B.3 of Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the 2013 Annual Meeting, stockholders of WebMD: (i) elected the three nominated Class II directors; (ii) voted, on an advisory basis, to approve WebMD’s executive compensation; (iii) approved the Increase Amendment described in Item 5.02 of this Current Report; and (iv) ratified the appointment of Ernst & Young LLP as WebMD’s independent registered public accounting firm for the fiscal year ending December 31, 2013. The results of the voting were as follows:

Proposal 1 — To elect as Class II directors for a three-year term:

Kevin M. Cameron	— votes FOR	28,339,557
	— votes withheld	2,332,096
	— broker non-votes	8,242,240

Jerome C. Keller	— votes FOR	28,766,236
	— votes withheld	1,903,417
	— broker non-votes	8,244,240

Stanley S. Trotman, Jr.	— votes FOR	28,806,302
	— votes withheld	1,863,351
	— broker non-votes	8,244,240

Proposal 2 — Advisory vote to approve WebMD’s executive compensation (commonly referred to as a Say-on-Pay Vote):

Votes FOR:	18,520,987
Votes AGAINST:	11,484,982
Abstentions:	663,682
Broker non-votes:	8,244,242

Proposal 3 — To ratify and approve an amendment to WebMD’s Amended and Restated 2005 Long-Term Incentive Plan to increase the number of shares of WebMD Common Stock issuable under that Plan by 1,500,000 shares:

Votes FOR:	21,115,286
Votes AGAINST:	8,913,356
Abstentions:	641,007
Broker non-votes:	8,244,244

Proposal 4 — To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm to serve as our independent auditor for the fiscal year ending December 31, 2013:

Votes FOR:	38,138,376
Votes AGAINST:	166,805
Abstentions:	606,712
Broker non-votes:	2,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.

Dated: November 1, 2013	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

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